UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)    May 22, 2007

N-VISION TECHNOLOGY, INC.
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(Exact name of Registrant as specified in charter)
Delaware	033-33190	75-2268672
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(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)
360 Main Street Washington, Virginia	22747
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (540) 675-3149

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01

Changes in Control of Registrant.

On May 11, 2007, Belmont Partners, LLC (“Belmont”) purchased a controlling interest in

N Vision Technology, Inc. (the “Company”). Belmont is now the majority shareholder of the Company and has acted by written consent to appoint Joseph Meuse as a Director of the Company.  Belmont plans to remove members of the board of directors other than Mr. Meuse.

Joseph Meuse has been practicing the corporate restructuring and reverse mergers since 1995.  He has been a Managing Partner at Belmont Partners as well as Castle Capital Partners since 1995. Additionally, Mr. Meuse maintains a position as a Board member of the following corporations: Volcanic Gold, Inc., Pivotal Technologies, Inc., Discas, Inc., Aztec Technology Partners, Inc., MediaX Corporation, Pristine International Seafood, Inc., Niagara Systems, Inc., Retail Holdings, Inc., NuOasis Laughlin, Inc., Big Red Gold, Inc., and 3-D Shopping, Inc. Mr. Meuse attended the College of  William and Mary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

N VISION TECHNOLOGY INC
Dated: May 22, 2007
By: /s/ Joseph J. Meuse
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Director